                                                                   EXHIBIT 10.02
                                                                   -------------

                         BINDING SETTLEMENT AGREEMENT
                         ----------------------------

     THIS AGREEMENT ("Settlement Agreement") is made and entered into as of this 9th day of April, 2001, by and between the following parties: SUNNYSIDE II, L.P., a Delaware limited partnership ("Sunnyside II"); SUNNYSIDE I, INC., a Delaware corporation ("Sunnyside I"); NRG ENERGY, INC., a Delaware corporation; BABCOCK & WILCOX INVESTMENT COMPANY, a Delaware corporation; SUNNYSIDE COGENERATION ASSOCIATES, a Utah joint venture ("SCA") and all of these entities' officers, directors, employees, agents, shareholders, affiliates, insurers, predecessors, successors, attorneys and assigns (collectively referred to as "Plaintiffs") and ENVIRONMENTAL POWER CORPORATION, a Delaware corporation; SUNNYSIDE POWER CORPORATION, a Delaware corporation; KAISER SYSTEMS, INC., a Delaware corporation ("Kaiser Systems"); and KAISER POWER OF SUNNYSIDE, INC., a Delaware corporation ("Kaiser Power") and all of these entities' officers, directors, employees, agents, shareholders, affiliates, insurers, predecessors, successors, attorneys and assigns (collectively referred to as "Defendants") (Plaintiffs and Defendants are hereinafter collectively referred to as the "Settling Parties");

     WHEREAS, the Settling Parties are parties to a lawsuit captioned Sunnyside II, L.P., et al. v. Environmental Power Corporation, et al., in the Seventh District Court for Carbon County, Utah, Civil No. 960700211 CN (the "Litigation");

     WHEREAS, as more fully set forth in the Third Amended Complaint, Plaintiffs alleged in the Litigation that Defendants breached a Purchase and Sale Agreement, dated December 31, 1994 ("Purchase Agreement" or "Purchase and Sale Agreement"), pursuant to which, Sunnyside II (then B & W Sunnyside, L.P.) and Sunnyside I (then NRG Sunnyside) had acquired the interests of Kaiser Systems and Kaiser Power in SCA;

     WHEREAS, in the Litigation, Plaintiffs sought, among other things, to recover damages suffered as a result of said breaches, and to offset their damages and losses against the outstanding principal and accrued interest due under two non-negotiable Promissory Notes, dated December 31, 1994, each in the principal sum of $2,357,000 (collectively referred to hereinafter as the "Notes"). The first Note was payable to Kaiser Power, TIC Sunnyside, Inc. ("TIC") and Main Sunnyside, Inc. ("Main"); the second Note was payable to Kaiser Systems, TIC and Main (The successors, assigns and anyone claiming by, through or under TIC and/or Main are hereby included in the terms "Main" and "TIC");

     WHEREAS, as more fully set forth in the Defendants' Counterclaim, Defendants asserted counterclaims against Plaintiffs in the Litigation; including claims for breach of the Purchase and Sale Agreement, breach of the Notes, breach of the duty of good faith and fair dealing, misrepresentation and tortious interference;

     WHEREAS, the aforementioned Purchase and Sale Agreement provided for attorneys fees to the prevailing party or parties and the Settling Parties have incurred and will continue to incur substantial costs and attorneys fees if this litigation is not resolved;

     WHEREAS, the Settling Parties wish to dismiss the Litigation and resolve certain matters pertaining to the Litigation on the terms set forth below;

     WHEREAS, the Settling Parties wish to resolve and settle all claims as between them for payments, offsets, damages, costs, attorneys fees or other claims related in any way to the issues raised by the Litigation;

     WHEREAS, the Plaintiffs desire to retain any and all claims and defenses they may have against Main or TIC by reason of breach or claims of breach of the Purchase and Sale Agreement; and

     WHEREAS, the Defendants require indemnity and the Plaintiffs agree to indemnify and hold harmless the Defendants from any claims of TIC or Main or their successors or assigns or any party claiming by, through or under them that are in any way related to this Settlement Agreement, the nonpayment of TIC or Main under the Notes, the receipt of money from Plaintiffs, the absence of any further effort by Defendants to collect sums of money from the Plaintiffs, claims which would have been satisfied if the Notes were paid, or any other claims related to the issues of the Litigation or the prior dealings or relationships of the Settling Parties;

     NOW, THEREFORE, in consideration of the promises, covenants and conditions contained herein, the receipt and sufficiency of which is acknowledged, the Settling Parties agree as follows:

                               TERMS OF SETTLEMENT
                               -------------------

     1. All definitions of terms contained in the foregoing preamble are herein incorporated as applicable to the numbered paragraphs of this Settlement Agreement.

     2. Upon receipt of a fully-executed Settlement Agreement and by no later than 5:00 p.m. Central Standard Time on April 16, 2001, Plaintiffs agree to pay to Defendants the sum of One Million Five Hundred Thousand and no/100ths Dollars ($1,500,000.00) by wire transfer to: Environmental Power Corporation, c/o Wainwright Bank & Trust Company, ABA number 011002550, Savings Account number 311004983. This sum represents settlement of Defendants claims against Plaintiffs and payment of attorneys' fees and costs incurred by Defendants in defending the litigation and payment in settlement of Defendants' claims related to net adjustments under the Final Closing Adjustment Worksheet, accounts payable and unreplaced collateral, including interest and consequential damages incurred in connection with said claims.

     3. In consideration of the covenants, promises and agreements made in this Settlement Agreement, Defendants hereby completely and unconditionally release and forever discharge Plaintiffs from any and all claims, demands, causes of action, obligations and liability for damages arising out of or related to the Litigation and/or any prior dealings or relationships between the Settling Parties. This release includes, but is not limited to, all past or present claims, demands, obligations, actions, damages, promises, agreements, costs, losses, expenses and compensation of any nature and from whatever source in law or equity, whether contingent or fixed, known or unknown, suspected or unsuspected, liquidated or unliquidated, whether based on tort (including negligence), statute, contract, vicarious liability or any other theory of recovery and whether for compensation, court costs, attorneys' fees or punitive damages which Defendants have against Plaintiffs relating to the Litigation and/or any prior dealings or relationships between the Settling Parties. Defendants further agree not to institute any lawsuit or administrative action regarding any matter which has been released hereby and that if this covenant is violated it shall be considered a breach of this Settlement Agreement and shall entitle the Plaintiffs released hereby to any damages caused by the breach, together with reasonable attorneys' fees and costs incurred in defending or otherwise responding to said suit or claim but shall not invalidate the releases given.

     4. In consideration of the covenants, promises and agreements made in this Settlement Agreement, Plaintiffs hereby agree, except as provided herein, to dismiss all claims they have or may have raised in the Litigation without prejudice, and further agree never to initiate any further litigation that is any way related to the subject matter of the Litigation, any contracts or agreements between the Settling Parties or the prior dealings or relationships between the Settling Parties, whether such be by means of complaint, counterclaim, third party action, cross claim, demand for arbitration or any other means, to the extent any such action has or will have the possible effect of requiring Defendants to incur costs or attorneys fees or pay damages, claims, costs, attorney fees or incur some form of other relief against them. However, it is the express intent of the Settling Parties that Plaintiffs shall retain the right to allege, claim and attempt to prove any claims it had or has against Defendants for the purpose of initiating actions against, or defending against actions initiated by, TIC or Main. If this covenant is violated it shall be considered a breach of this Settlement Agreement and a shall entitle the Defendants hereby to any damages caused by the breach, together with reasonable attorneys' fees and costs incurred in defending or otherwise responding to said suit or claim. Any breach of this provision also shall invalidate all releases given by the Defendants in this Settlement Agreement.

     5. The Settling Parties wish to preserve any and all claims and defenses that Plaintiffs may have arising out of or related to the Purchase Agreement and/or the Notes (hereinafter referred to as "Claims"), whether or not they were asserted in the Litigation, without risk that such Claims may be barred by any statutes of limitations, statutes of repose, or any other legal or equitable doctrines, including, without limitation, the doctrines of laches, estoppel, or waiver (hereinafter referred to as "Limitations Period"). The Settling Parties therefore agree that the running of any Limitations Period applicable to or otherwise affecting the Claims is hereby tolled as of May 2, 1996, the date on which the Litigation was commenced. In other words, any Claim asserted by Plaintiffs (whether in the form of a claim, cross-claim, counterclaim, affirmative defense or otherwise) shall be deemed, for purposes of any Limitation Period, the same as if the Claim had been asserted on May 2, 1996.

     6. The Settling Parties further agree that Plaintiffs have met all other requirements and prerequisites for the assertion of said Claims, including but not limited to providing all notices and/or satisfying all conditions precedent required by the Purchase Agreement, the Notes or otherwise.

     7. The Settling Parties agree that, in the event a lawsuit or other proceeding is commenced against Plaintiffs and/or any of the Defendants by TIC and/or Main, or any of their successors, predecessors, assigns, affiliates, or related entities, arising out of or related to the Notes, the execution of this Settlement Agreement, the Litigation, or prior dealings between the Settling Parties related to the Litigation, the Notes or the Purchase Agreement, Plaintiffs will conduct the defense of any such lawsuit or proceeding and indemnify and hold harmless Defendants from any and all claims, demands, judgments, penalties, liabilities, damages, equitable relief and reasonable costs and expenses including attorneys fees incurred by Defendants as a result of any such lawsuit or proceeding. Plaintiffs shall have sole discretion to select counsel to represent Defendants in the lawsuit or proceeding. Defendants agree to notify Plaintiffs of the commencement of any such lawsuit or proceeding at the earliest practical moment, not to exceed 30 days after notice thereof. Defendants agree to cooperate and render reasonable assistance to Plaintiffs in connection with any such lawsuit or proceeding. Plaintiffs agree that any settlement with Main will include a complete release of the Defendants.

     8. Contemporaneously with execution of this Settlement Agreement, the Settling Parties agree to direct their attorneys to execute and file a joint Stipulation of Dismissal without prejudice of the Litigation in the form attached as Exhibit A. Each Settling Party will bear its own litigation and courts costs and attorneys fees, and no claim will be made by any Settling Party for litigation costs or attorneys' fees.

     9. The Settling Parties acknowledge that the Purchase and Sale Agreement contained a provision for title insurance and that the Defendants may have expended sums to require any insurer to maintain a commitment to issue such a policy. The Plaintiffs agree that this settlement includes resolution of any and all claims regarding title insurance against the Defendants and that Defendants have no further obligation to provide or pay for such a policy or maintain a commitment for issuance of such a policy or continue making any payments to insurers related to the title insurance referred to in the Purchase and Sale Agreement. Provided, however, that Plaintiffs may require Defendants to assign any such title policy or commitment without any cost or obligation on the part of Defendants.

     10. This Settlement Agreement is a compromise of claims herein identified, past or present. The claims between the parties are disputed, and this Settlement Agreement is not an admission of wrongdoing or liability on behalf of any of the Settling Parties B each of whom deny any liability or wrongdoing.

     11. This Settlement Agreement contains the entire agreement and understanding between the Settling Parties and supersedes and replaces all prior negotiations or proposed agreements or amendments, written or oral. The Settling Parties and each of them acknowledge that other than as stated in this Settlement Agreement no other party, agent or attorney or any other party has made any promises or representation or warranty to induce them to enter into this agreement, and the Settling Parties acknowledge that they have not executed this Settlement Agreement in reliance upon any such promise, representation or warranty not contained herein. This Settlement Agreement contains the entire agreement between the Settling Parties and the terms of the Settlement Agreement are contractual not a mere recital.

     12. The Settling Parties acknowledge and represent that they have each had the benefit of their own legal counsel, that they are relying upon legal advice of their counsel, that this Settlement Agreement has been completely read by them, explained to them by their respective counsel, and that the terms are fully understood and voluntarily accepted by them.

     13. The Settling Parties acknowledge and agree that each has negotiated and reviewed the terms of this Settlement Agreement, assisted by such counsel as they desired, and has contributed to its revisions. The parties further agree that the rule of construction that any ambiguities are resolved against the drafting party will be subordinated to the principle that the terms and provisions of this Settlement Agreement will be construed fairly as to both parties and not in favor of or against any party.

     14. In the event legal proceedings are initiated to enforce any terms of this Agreement, the prevailing Settling Party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees.

     15. This Settlement Agreement may be executed in counterparts, but shall be construed as if signed in one document.

Dated:  April 4, 2001.        SUNNYSIDE II, L.P.
                              By: Sunnyside II, Inc., General Partner

                              By: /s/ Charles H. Linthicum
                              ----------------------------
                              Its President

STATE OF MARYLAND
                    ) ss.
COUNTY OF BALTIMORE

     The foregoing instrument was acknowledged before me this 4th day of April, 2001, by Charles H. Linthicum, the President of Sunnyside II, Inc., the general partner of Sunnyside II, L.P., a Delaware limited partnership, on behalf of the partnership.

                              /s/ Mary E. Robey
                              -----------------
                              Notary Public

Dated:  April 6, 2001.              SUNNYSIDE HOLDINGS I, INC.

                                    By: /s/ Gregory B. Lawyer
                                    -------------------------
                                    Its President
STATE OF CALIFORNIA
                    ) ss.
COUNTY OF SAN DIEGO

     The foregoing instrument was acknowledged before me this 6th day of April, 2001, by Gregory B. Lawyer, the President of Sunnyside Holdings I, Inc., a Delaware corporation, on behalf of the corporation.


                              /s/ Dionne M. Beeson
                              --------------------
                              Notary Public


Dated: March 19, 2001.              NRG ENERGY, INC.



                                    By: /s/ Craig Mataczynski
                                    -------------------------
                                    Its Senior Vice President

STATE OF MINNESOTA
                    ) ss.
COUNTY OF HENNEPIN

     The foregoing instrument was acknowledged before me this 19th day of March, 2001, by Craig Mataczynski, the Senior Vice President of NRG Energy, Inc., a Delaware corporation, on behalf of the corporation.


                              /s/ Kathy Lynn Ryan-Yares
                              -------------------------
                              Notary Public

Dated:  March 21, 2001.       BABCOCK & WILCOX INVESTMENT COMPANY

                              By: /s/ John T.  Nesser, III
                              ----------------------------
                              Its Executive Vice President

STATE OF LOUISIANA
                  ) ss.
PARISH OF ORLEANS

     The foregoing instrument was acknowledged before me this 21st day of March, 2001, by John T. Nesser, III, the Executive Vice President of Babcock & Wilcox Investment Company, a Delaware corporation, on behalf of the corporation.

                              /s/ Rochelle L. Wald
                              --------------------
                              Notary Public

Dated:  April 6th, 2001.      SUNNYSIDE COGENERATION ASSOCIATES

                              By: Sunnyside Holdings I, Inc. General Partner
                              By: /s/ Gregory B. Lawyer
                              -------------------------
                              Its President

                              By: Sunnyside II, L. P., General Partner
                              By: Sunnyside II, Inc.
                              By: /s/ Charles H. Linthicum
                              ----------------------------
                              Its  President

STATE OF CALIFORNIA
                    ) ss.
COUNTY OF SAN DIEGO

     The foregoing instrument was acknowledged before me this 6th day of April, 2001, by Gregory B. Lawyer, the President of Sunnyside Holdings, I, Inc., general partner of Sunnyside Cogeneration Associates, a Utah joint venture, on behalf of the joint venture.

                              /s/ Dionne M. Beeson
                              --------------------
                              Notary Public


STATE OF MARYLAND
                    ) ss.
COUNTY OF BALTIMORE

  The foregoing instrument was acknowledged before me the 4th day of April , 2001, by Charles H. Linthicum the President of Sunnyside II, Inc., general partner of Sunnyside II, L.P. , general partner of Sunnyside Cogeneration Associates, a Utah joint venture, on behalf of the joint venture.

                              /s/ Mary E. Robey
                              -----------------
                              Notary Public

Dated:  April 6th, 2001.            ENVIRONMENTAL POWER
                                    CORPORATION



                                    By: /s/ Donald A. Livingston
                                    ----------------------------
Its  President

STATE OF NEW HAMPSHIRE
                       ) ss.
COUNTY OF ROCKINGHAM

     The foregoing instrument was acknowledged before me this 6th day of April, 2001, by Donald A. Livingston, the President of Environmental Power Corporation, a Delaware corporation, on behalf of the corporation.


                              /s/ Carol A. Markie
                              -------------------
                              Notary Public


Dated:  April 6, 2001.          SUNNYSIDE POWER CORPORATION



                                    By: /s/ Donald A. Livingston
                                    ----------------------------
                                    Its Vice President

STATE OF NEW HAMPSHIRE
                       ) ss.
COUNTY OF ROCKINGHAM

     The foregoing instrument was acknowledged before me this 6th day of April, 2001, by Donald A. Livingston, the Vice President of Sunnyside Power Corporation, on behalf of the corporation.


                              /s/ Carol A. Markie
                              -------------------
                              Notary Public

Dated:  April 6, 2001.          KAISER SYSTEMS, INC.



                                    By: /s/ Donald A. Livingston
                                    ----------------------------
                                    Its Vice President

STATE OF NEW HAMPSHIRE
                       ) ss.
COUNTY OF ROCKINGHAM

     The foregoing instrument was acknowledged before me this 6th day of April, 2001, by Donald A. Livingston, the Vice President of Kaiser Systems, Inc., a Delaware corporation, on behalf of the corporation.


                              /s/ Carol A. Markie
                              -------------------
                              Notary Public


Dated:  April 6, 2001.              KAISER POWER OF SUNNYSIDE, INC.



                                    By: /s/ Donald A. Livingston
                                    ----------------------------
                                    Its Vice President

STATE OF NEW HAMPSHIRE
                       ) ss.
COUNTY OF ROCKINGHAM

     The foregoing instrument was acknowledged before me this 6th day of April, 2001, by Donald A. Livingston, the Vice President of Kaiser Power of Sunnyside, Inc., a Delaware corporation, on behalf of the corporation.


                              /s/ Carol A. Markie
                              -------------------
                              Notary Public